Exhibit 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Intelligroup, Inc. (the "Company") for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Nagarjun Valluripalli, Chairman of the Board, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C.
Section 1350, that:

               (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: November 14, 2002               By: /s/ Nagarjun Valluripalli
                                         ---------------------------------------
                                      Nagarjun Valluripalli
                                      Chairman of the Board, President
                                      and Chief Executive Officer

     In connection with the Quarterly Report on Form 10-Q of Intelligroup, Inc. (the "Company") for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Nagarjun Valluripalli, Chairman of the Board, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C.
Section 1350, that:

               (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: November 14, 2002               By: /s/ Nicholas Visco
                                         ---------------------------------------
                                      Nicholas Visco
                                      Senior Vice President-Finance and
                                      Administration and Chief Financial Officer